UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                   1-7949                   72-0888772
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  (State or other jurisdiction      (Commission              (I.R.S. Employer
        of incorporation)           File Number)            Identification No.)

610 N.E. Jensen Beach Boulevard, Jensen Beach, Florida            34957
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS

      On February 20, 2007, the registrant exercised its right to redeem its outstanding shares of Series B preferred stock for a redemption price payable in shares of the registrant's common stock. The registrant established March 15, 2007 as the redemption date, at which time all outstanding shares of the registrant's Series B preferred stock will be redeemed for an aggregate redemption price of 430,473 shares of the registrant's common stock.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REGENCY AFFILIATES, INC.


                                               By: /s/ Laurence S. Levy
                                                   -----------------------------
                                               Name:   Laurence S. Levy
                                               Title:  President

Date: February 23, 2007